UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 29, 2012 (June 25, 2012)

CAPSTONE TURBINE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-15957	95-4180883
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

21211 Nordhoff Street,
Chatsworth, California	91311
(Address of principal executive offices)	(Zip Code)

(818) 734-5300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On June 25, 2012, Capstone Turbine Corporation (the “Company”), as approved by the Audit Committee of its Board of Directors, engaged KPMG LLP (“KPMG”) as its new independent registered accounting firm. KPMG replaces Deloitte & Touche LLP (“D&T”) as the Company’s independent registered accounting firm. D&T has served as the Company’s independent registered accounting firm since December 1998.

D&T’s audit reports on the consolidated financial statements of the Company for the fiscal years ended March 31, 2012 and 2011 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. D&T’s audit reports on the effectiveness of internal control over financial reporting as of March 31, 2012 and 2011 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.  During the fiscal years ended March 31, 2012 and 2011, and the subsequent interim period through June 25, 2012, there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of disagreements in connection with its reports.

None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the Company’s two most recent fiscal years and the subsequent interim period through June 25, 2012.

During the fiscal years ended March 31, 2012 and 2011, and the subsequent interim period through June 25, 2012, neither the Company, nor anyone on its behalf, consulted KPMG regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the registrant’s financial statements, and no written report or oral advice was provided to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).

The Company has provided D&T with a copy of this disclosure and has requested that D&T furnish it with a letter addressed to the Securities and Exchange Commission stating whether D&T agrees with the above statements. D&T has furnished the requested letter, and it is attached as an exhibit to this report.

Item 9.01 Financial Statements and Exhibits.

(d)        Exhibits

             Exhibit 16 — Letter from Deloitte & Touche LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE TURBINE CORPORATION

Date: June 29, 2012	By:	/s/ Edward I. Reich
Edward I. Reich
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit	Description

Exhibit 16	Letter from Deloitte & Touche LLP